EXECUTION COPY





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                               PURCHASE AGREEMENT


                                     between


                       GERMAN AMERICAN CAPITAL CORPORATION
                                  as Transferor


                                       and


                              ACE SECURITIES CORP.
                                  as Purchaser





                            Dated as of June 1, 2001





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
                                TABLE OF CONTENTS



                                    ARTICLE I
                                   DEFINITIONS
SECTION 1.1.  Definitions...................................................1
SECTION 1.2.  Other Interpretive Provisions.................................1

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.  Purchase and Sale of Receivables..............................2
SECTION 2.2.  Receivables Purchase Price....................................3

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Representations and Warranties of Purchaser...................3
SECTION 3.2.  Representations and Warranties of Transferor..................4
SECTION 3.3.  Representations and Warranties as to Each Receivable..........5
SECTION 3.4.  Repurchase upon Breach........................................5

                                   ARTICLE IV
                             COVENANTS OF TRANSFEROR

SECTION 4.1.  Protection of Title to Transferor Assets......................6
SECTION 4.2.  Liability of Transferor; Indemnities..........................7

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

SECTION 5.1.  Obligations of Transferor.....................................9
SECTION 5.2.  Transferor's Assignment of Purchased Receivables..............9
SECTION 5.3.  Subsequent Transfer to Issuer and Indenture Trustee...........9
SECTION 5.4.  Amendment.....................................................9
SECTION 5.5.  Waivers......................................................11
SECTION 5.6.  Notices......................................................11
SECTION 5.7.  Costs and Expenses...........................................11
SECTION 5.8.  Representations to Transferor................................11
SECTION 5.9.  Governing Law................................................11
SECTION 5.10. Counterparts.................................................11
SECTION 5.11. Third Party Beneficiaries....................................11

                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "AGREEMENT") is made as of this 1st day of June, 2001 by and between GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (the "TRANSFEROR"), and ACE SECURITIES CORP., a Delaware corporation (the "PURCHASER").

     WHEREAS, in the regular course of its business, Loans were originated by one of the Originators either directly or through dealers.

     WHEREAS, in the regular course of its business, Transferor purchased directly or indirectly from the Originators Loans;

     WHEREAS, Purchaser desires to purchase from Transferor a portfolio of Loans; and

     WHEREAS, Transferor is willing to sell such Loans to Purchaser.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. Capitalized terms are used in this Agreement as defined in APPENDIX X to the Sale and Servicing Agreement among the ACE RV and Marine Trust 2001-RV1, as issuer, the Purchaser, as seller, Wells Fargo Bank, N.A. ("Wells Fargo") as servicer, Wells Fargo Bank Northwest, N.A., Wells Fargo Bank New Mexico, N.A. and The Chase Manhattan Bank, as Indenture Trustee.

     SECTION 1.2. OTHER INTERPRETIVE PROVISIONS. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

     SECTION 2.1. PURCHASE AND SALE OF RECEIVABLES.

     Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, Transferor does hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) (the "TRANSFEROR ASSETS"):

          (i) all right, title and interest of Transferor in and to the Receivables, and all moneys received thereon on or after the Cutoff Date;

          (ii) all right, title and interest of Transferor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Transferor in the Financed Vehicles and any other property that shall secure the Receivables;

          (iii) the interest of Transferor in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming Transferor as an insured;

          (iv) the interest of Transferor in any proceeds from (A) any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement, (B) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Loans or (C) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

          (v) all right, title and interest of Transferor in any instrument or document relating to the Receivables; and

          (vi) the proceeds of any and all of the foregoing.

     The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of Transferor to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     It is the express intention of Transferor and Purchaser that (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other Transferor Assets described above, conveying good title thereto free and clear of any liens, encumbrances, security interests or rights of other Persons, from Transferor to Purchaser and (b) the Receivables and the other Transferor Assets described above not be a part of Transferor's estate in the event of a bankruptcy or insolvency of Transferor. If, notwithstanding the intention of Transferor and Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, Transferor hereby grants, and the parties intend that Transferor shall have granted to the Purchaser, a first priority perfected security interest in all of Transferor's right, title and interest in the items of the Transferor Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and the Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

     SECTION 2.2. Receivables Purchase Price. In consideration for the Transferor Assets, Purchaser shall, on the Closing Date, pay to Transferor the Receivables Purchase Price. The "Receivables Purchase Price" shall be $310,164,941.42 in cash and the Certificates.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser hereby makes the following representations and warranties upon which Transferor may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

     (a) ORGANIZATION AND GOOD STANDING. Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

     (b) POWER AND AUTHORITY. Purchaser has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

     (c) NO CONSENT REQUIRED. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

     (d) BINDING OBLIGATION. This Agreement has been duly executed and delivered by Purchaser and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) NO VIOLATION. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the charter or bylaws of Purchaser,
(ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Purchaser of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser.

     (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or
(iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

     SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF TRANSFEROR.

     Transferor hereby makes the following representations and warranties upon which Purchaser may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

     (a) ORGANIZATION AND GOOD STANDING. Transferor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

     (b) POWER AND AUTHORITY. Transferor has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Transferor Assets; and the execution, delivery and performance of this Agreement has been duly authorized by Transferor by all necessary corporate action.

     (c) NO CONSENT REQUIRED. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of UCC financing statements.

     (d) VALID SALE; BINDING OBLIGATION. Transferor intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Transferor Assets conveyed by Transferor to Purchaser hereunder, enforceable against creditors of and purchasers from Transferor; and this Agreement constitutes a legal, valid and binding obligation of Transferor, enforceable against Transferor in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) NO VIOLATION. The execution, delivery and performance by Transferor of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the charter or bylaws of Transferor, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Transferor is a party or by which Transferor is bound, or (iii) any law, order, rule or regulation applicable to Transferor of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Transferor.

     (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the knowledge of Transferor, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Transferor or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Transferor of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or
(iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

     (g) CHIEF EXECUTIVE OFFICE. The chief executive office of Transferor is set forth in EXHIBIT A attached hereto.

     (h) OFFICIAL RECORD. This Agreement and all other documents related hereto to which Transferor is a party have been approved by Transferor's board of directors, which approval is reflected in the minutes of such board, and shall continuously from time to time of each such document's execution, be maintained as an official record of Transferor.

     SECTION 3.3. REPRESENTATIONS AND WARRANTIES AS TO EACH RECEIVABLE.

     Transferor hereby makes the representations and warranties that the Purchaser is making pursuant to Section 3.1 of the Sale and Servicing Agreement as to each Receivable conveyed by it to Purchaser hereunder on which Purchaser shall rely in acquiring the Receivables. Such representations and warranties shall survive the sale, transfer and assignment of the Receivables to Purchaser hereunder, the subsequent sale, transfer and assignment of the Receivables to Issuer under the Sale and Servicing Agreement, and the pledge thereof to Indenture Trustee pursuant to the Indenture.

     SECTION 3.4. REPURCHASE UPON BREACH. Transferor shall be obligated to repurchase each Receivable that the Purchaser is required to repurchase under
Section 3.2 of the Sale and Servicing Agreement in the manner and at the price specified in such Section.

                                   ARTICLE IV
                             COVENANTS OF TRANSFEROR

     Transferor covenants and agrees with Purchaser as follows:

     SECTION 4.1. PROTECTION OF TITLE TO TRANSFEROR ASSETS.

     (a) Transferor shall execute and file such UCC financing statements and cause to be executed and filed such UCC continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof. Transferor shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Transferor shall not change its name, identity or corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee at least thirty days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Transferor shall give Purchaser, Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office or change in its jurisdiction or organization, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     (d) Transferor shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, Transferor's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Purchaser, Issuer and Indenture Trustee in such Receivable and that such Receivable has been sold to Purchaser and by Purchaser to Issuer and is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Purchaser's, Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on Seller's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Transferor or an Originator or purchased by Servicer.

     (e) If at any time Transferor shall propose to sell, grant a security interest in or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, Transferor shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to Purchaser and then sold by Purchaser to Issuer and pledged to Indenture Trustee.

     (f) Transferor shall, upon receipt of reasonable prior notice, permit Purchaser, Owner Trustee and Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Transferor's records regarding any Receivable.

     (g) Upon request at any time Purchaser, Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, Transferor shall furnish to Purchaser, Owner Trustee and Indenture Trustee, within thirty
(30) Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to Purchaser hereunder and then owned by Issuer, and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

     (h) Transferor shall deliver or cause to be delivered to Purchaser, Owner Trustee and Indenture Trustee:

          (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

          (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than four months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     SECTION 4.2. LIABILITY OF TRANSFEROR; INDEMNITIES. Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Transferor under this Agreement.

     (a) Transferor shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee (individually and in its capacity as such) and Indenture Trustee (individually and in its capacity as such) and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to Purchaser, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, not including any taxes asserted with respect to Federal or other income taxes arising out of this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

     (b) Transferor shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such), the Certificateholders, the Noteholders and the officers, directors, employees and agents of Purchaser, Issuer, Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) Transferor's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, (ii) the failure of any Receivable conveyed by it to Purchaser hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law, (iii) any breach of any of Transferor's representations, warranties or covenants contained herein or in any other Basic Document, provided, however, with respect to a breach of Transferor's representations and warranties as set forth in SECTION 3.3, any indemnification amounts owed pursuant to this SECTION 4.2 with respect to a Receivable shall give effect to and not be duplicative of the Purchase Amounts paid by Transferor pursuant to SECTION 3.4 hereof, and (iv) the use, ownership or operation by Transferor or any of its Affiliates of a Financed Vehicle prior to the Cutoff Date.

     Indemnification under this Section shall survive the termination of this Agreement or any other Basic Documents and the resignation or removal of the Owner Trustee or Indenture Trustee and shall include reasonable fees and expenses of counsel and other expenses of litigation. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "INDEMNIFIED PERSON") shall promptly notify Transferor in writing, and Transferor, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others Transferor designates in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. Transferor shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Transferor agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Transferor shall not, without the prior written consent of the Indemnified Person, effect any settlement of any proceeding or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Persons from all liability on claims that are the subject matter of such proceeding. If Transferor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. OBLIGATIONS OF TRANSFEROR. The obligations of Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     SECTION 5.2. TRANSFEROR'S ASSIGNMENT OF PURCHASED RECEIVABLES. With respect to all Receivables repurchased by Transferor pursuant to this Agreement, Purchaser shall assign, without recourse, representation or warranty, to Transferor all Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

     SECTION 5.3. SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE TRUSTEE. Transferor acknowledges that:

     (a) Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Issuer and assign its rights under this Agreement to the Owner Trustee for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under SECTION 3.4 hereof are intended to benefit Issuer, the Owner Trustee, the Noteholders and the Certificateholders. Transferor hereby consents to such sale and assignment.

     (b) Issuer will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement, including under
SECTION 3.4 are intended to benefit the Indenture Trustee and the Noteholders. Transferor hereby consents to such pledge.

     SECTION 5.4. AMENDMENT.

     (a) This Agreement may be amended by Transferor and the Purchaser, with the consent of the Servicer, Owner Trustee and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

          (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to Purchaser, Owner Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

          (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" under the Code and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall have been met; and

          (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be recognized as a sale under GAAP by Purchaser to Issuer, (b) Issuer to avoid becoming a member of Purchaser's or Transferor's consolidated group under GAAP or (c) Transferor or Purchaser, or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been met.

     (b) This Agreement may also be amended from time to time by Transferor and Purchaser, with the consent of the Servicer, Owner Trustee and Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates of each class affected thereby.

     (c) Prior to the execution of any such amendment or consent, Purchaser shall furnish written notification of the substance of such amendment or consent to each Rating Agency, Owner Trustee and Indenture Trustee. Promptly after the execution of any such amendment or consent, Purchaser shall furnish written notification the substance of such amendment or consent to each Noteholder, Certificateholder, Owner Trustee and Indenture Trustee.

     (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     (e) Prior to the execution of any amendment to this Agreement, Purchaser, Owner Trustee and Indenture Trustee shall be entitled to receive and rely conclusively upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in SECTION 4.1(H)(1) has been delivered. Purchaser, Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Purchaser's, Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.5. WAIVERS. No failure or delay on the part of Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 5.6. NOTICES. All demands, notices and communications pursuant to this Agreement to either party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in EXHIBIT A attached hereto or at such other address as may be designated by it by notice to the other party.

     SECTION 5.7. COSTS AND EXPENSES. Transferor will pay all expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser's right, title and interest in and to the Receivables and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

     SECTION 5.8. REPRESENTATIONS TO TRANSFEROR. The respective agreements, representations, warranties and other statements by Transferor and Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date and any sale, transfer or assignment of the Receivables by Purchaser.

     SECTION 5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 5.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 5.11. THIRD PARTY BENEFICIARIES. Each of the Issuer, Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such) and other Persons referred to in SECTION 4.2 is an intended third party beneficiary of the indemnities of Transferor set forth in
SECTION 4.2 and the other provisions of this Agreement in favor of such Persons.

     It is acknowledged and agreed that such indemnities and other provisions may be enforced by or on behalf of such Persons against Transferor to the same extent as if it were a party hereto.

     IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                        GERMAN AMERICAN CAPITAL CORPORATION


                                        By: /s/ DAVID MCCOLLUM
                                            --------------------------------
                                             Name:  David McCollum
                                             Title: Vice President


                                        By: /s/ TOM MEIER
                                            --------------------------------
                                             Name:  Tom Meier
                                             Title: Vice President


                                        ACE SECURITIES CORP.


                                        By: /s/ EVELYN ECHEVARRIA
                                            --------------------------------
                                             Name:  Evelyn Echevarria
                                             Title: Vice President

                                    EXHIBIT A


                      LOCATION OF TRANSFEROR AND PURCHASER

GERMAN AMERICAN CAPITAL CORPORATION
31 West 52nd Street
New York, New York 10019

ACE SECURITIES CORP.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211